SMITH BARNEY GROWTH AND INCOME FUND (the "Fund")
Supplement dated November 17, 1997 to
Prospectus dated May 31, 1997

	On November 10, 1997, the Board of Trustees of
Smith Barney Equity Funds approved changes to the investment objective of the Fund whereby the investment objective of the Fund would be long-term capital growth only. Under the Board's proposal the Fund would fulfill its investment objective by investing primarily in large capitalization domestic companies that have a combination of growth and value characteristics. By no longer having an investment objective of income, the Fund would no longer be required to purchase income-producing equity securities, including dividend-paying common stocks.
In addition to recommending the change in the Fund's investment objective, the Board recommended changing the Fund's name to Smith Barney Large Cap Blend. The
Board also instructed that a Special meeting of shareholders of the Fund be called on sometime in March of 1998 for the purpose of approving this change.

FD 01407